UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2014

OTTAWA SAVINGS BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51367	20-3074627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

925 LaSalle Street, Ottawa, IL 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  Ottawa Savings Bancorp, Inc. (the “Company”), the parent company of Ottawa Savings Bank FSB (the “Bank”), has been notified that Philip Devermann will retire as Vice President of the Company and the Bank effective February 16, 2015.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2014, the shareholders of the Company approved an amendment to Section 5 of the Company’s charter that will permit future issuances of Company common stock to Ottawa Savings Bancorp MHC (the “MHC”), the Company’s parent mutual holding company, without requiring a vote of the Company’s shareholders. Previously, Section 5 of the Company’s charter required that all issuances of Company common stock to officers, directors and controlling persons of the Company must be approved by the holders of a majority of the Company’s outstanding common shares. A copy of the Company’s charter, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of the Company was held on December 12, 2014. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.

The proposal to approve the issuance of 722,223 shares of common stock, $0.01 par value, of the Company, subject to adjustment, to the MHC pursuant to the Merger Agreement was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
1,675,356	33,600	1,499

There were 291,372 broker non-votes on the proposal.

2.

The proposal to amend the Company’s charter to permit future issuances of Company common stock to the MHC without requiring a vote of the Company’s shareholders was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
1,690,079	17,547	2,829

There were 291,372 broker non-votes on the proposal.

3.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
John M. Armstrong	1,696,715	13,740
Jon Kranov	1,702,040	8,415

There were 291,372 broker non-votes on the proposal.

4.	The appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
1,992,693	849	8,285

There were no broker non-votes on the proposal.

Item 8.01	Other Events.

On December 16, 2014, the Company and Twin Oaks issued a joint press release announcing that the Company and Twin Oaks have received the approval of the Company’s shareholders and Twin Oaks’ members to complete the merger of Twin Oaks with and into the Bank. The Company also announced that it has received all regulatory approvals needed to complete the merger. The Company and Twin Oaks expect to consummate the merger by the end of the year. A copy of the joint press release dated December 16, 2014 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

	No.	Description

	3.1	Charter of Ottawa Savings Bancorp, Inc.

	99.1	Joint Press Release dated December 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTAWA SAVINGS BANCORP, INC. (Registrant)

Date: December 17, 2014	By: /s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer